UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
February 17, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting

material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.

Departure

of

Directors

or

Certain

Officers;

Election

of

Directors;

Appointment

of

Certain

Officers;
Compensatory Arrangements of Certain Officers
On February

17, 2023,

the Board

of Directors

of CrossFirst

Bankshares, Inc.

(the “Company”),

the bank

holding company

for CrossFirst
Bank (the “Bank”), appointed Michael J.

Daley, Chief Accounting Officer of the Company and the Bank,

as principal accounting officer of
the

Company,

to

become

effective

immediately

following

the

filing

of

the

Company’s

annual

report

on

Form

10-K

for

the

year

ended
December

31,

2022.

Benjamin

Clouse,

Chief

Financial

Officer

of

the

Company

and

the

Bank,

currently

serves

as

principal

financial
officer

and

principal

accounting

officer

of

the

Company.

Mr.

Clouse

will

continue

to

serve

as

principal

accounting

officer

until

Mr.
Daley’s appointment

becomes effective

at which

time Mr.

Clouse will

cease serving

as principal

accounting officer

and continue

only as
principal financial officer.
Mr. Daley, 40,

joined the Company

and the Bank

as Chief Accounting Officer

in January 2023.

Prior to joining

the Company, Mr.

Daley
was Vice

President,

Chief Accounting

Officer,

at Waddell

&

Reed

Financial,

Inc.

from April

2018

to

December

2022.

Prior

to

joining
Waddell,

Mr.

Daley

served

in

various

roles

at

National

Bank

Holdings

Corporation

from

September

2011

to April

2018,

departing

as
Senior Vice

President,

Chief Accounting

Officer &

Controller.

Prior to

that, he

served in

various roles

in the

audit practice

of Deloitte,
LLP for approximately six

years.

Mr. Daley has been

previously licensed as

a Certified Public Accountant

and previously designated

as a
FINRA Series 27 Financial and

Operations Principal license

holder.

Mr. Daley received

a Bachelor of Science

in Finance and Accounting
from the University of Nebraska.
Mr. Daley will continue

to participate in

the Company’s management

incentive compensation program

and be eligible

to participate in

the
Company’s 401(k)

plan, health

plans and

other benefits

on the

same terms

as all

other Company

employees. There

is no

arrangement or
understanding between

Mr. Daley

and any

other persons

pursuant to

which he

was appointed

as principal

accounting officer,

and there

is
no

family

relationship

between

Mr.

Daley

and

any

directors

or

executive

officers

of

the

Company.

Mr.

Daley

has

no

direct

or

indirect
material interest

in any

transaction required

to be

disclosed pursuant

to Item

404(a) of

Regulation S-K.

Additionally, Mr.

Daley does

not
have an employment agreement with the Company.

SIGNATURE
Pursuant

to

the requirements

of

the Securities

and

Exchange Act

of 1934,

the Registrant

has

duly

caused

this report

to be

signed

on its
behalf by the undersigned hereunto duly authorized.
Date: February 22, 2023 CROSSFIRST BANKSHARES, INC.

By: /s/ Benjamin R. Clouse

Benjamin R. Clouse
Chief Financial Officer